UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 2, 2008
Eagle Materials Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12984	75-2520779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas	75219
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number including area code: (214) 432-2000
Not Applicable
(Former name or former address if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On May 2, 2008, the Compensation Committee of the Board of Directors of Eagle Materials Inc. (“Eagle”) approved the annual incentive bonuses for fiscal year 2008 and the base salary for fiscal year 2009 for Eagle’s executive officers who are expected to be named in the summary compensation table of Eagle’s 2008 Proxy Statement (the “Named Executive Officers”), other than the President and Chief Executive Officer. The Compensation Committee will approve such items for Mr. Steven R. Rowley, President and Chief Executive Officer, at its Committee meeting later this month.
     With respect to Messrs. Arthur R. Zunker, Jr., Senior Vice President — Finance, Chief Financial Officer and Treasurer and James H. Graass, Executive Vice President, General Counsel and Secretary, the annual incentive bonuses were made pursuant to Eagle’s Salaried Incentive Compensation Program for Fiscal Year 2008. The annual incentive bonus for Mr. Gerald J. Essl, Executive Vice President — Cement/Concrete and Aggregates, was made pursuant to both Eagle’s Cement Companies Salaried Incentive Compensation Program for Fiscal Year 2008 and Eagle’s Concrete and Aggregates Companies Salaried Incentive Compensation Program for Fiscal Year 2008. For David B. Powers, Executive Vice President — Gypsum, the annual incentive bonus was made pursuant to the American Gypsum Company Salaried Incentive Compensation Program for Fiscal Year 2008 and Eagle's Special Situation Pool for Fiscal Year 2008. The annual incentive bonuses approved by the Compensation Committee for such Named Executive Officers for fiscal year 2008 were: Arthur R. Zunker, Jr. ($377,244); David B. Powers ($307,621); James H. Graass ($297,824); and Gerald J. Essl ($571,001).
     The Compensation Committee also approved the following annual base salaries for fiscal year 2009 for the Named Executive Officers (other than the President and Chief Executive Officer): Arthur R. Zunker, Jr. ($285,000); David B. Powers ($325,000); James H. Graass ($325,000); and Gerald J. Essl ($325,000).
     During fiscal year 2008, Mr. Zunker was granted a cash award of up to $350,000 payable after the end of fiscal 2008 based upon the achievement of certain individual performance goals. The Compensation Committee on May 2, 2008 approved payment of $350,000 to Mr. Zunker pursuant to this grant.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.
By:	/s/ Arthur R. Zunker, Jr.
Arthur R. Zunker, Jr.
Senior Vice President – Finance, Treasurer and Chief Financial Officer

Date: May 8, 2008